                         ANNUAL REPORT / OCTOBER 31 1999



                              AIM ASIAN GROWTH FUND

                                 [COVER IMAGE]

                            [AIM LOGO APPEARS HERE]

                                 [COVER IMAGE]

                     -------------------------------------

                           TWO FISH BY JOHN S. BUNKER

           THE POWER AND TURBULENCE DEPICTED IN THIS BOLD WATERCOLOR

         VIVIDLY EXPRESS THE FORCES OF CHANGE SHAPING THE ASIAN REGION.

         ASIA'S CITIES AND NATIONS FACE BOTH CHALLENGE AND OPPORTUNITY

               AS THEY DEVELOP THEIR ROLES IN THE GLOBAL ECONOMY.

                     -------------------------------------

AIM Asian Growth Fund is for shareholders who seek long-term growth of capital. The fund invests in a diversified portfolio of companies located in Asia with strong earnings momentum.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Asian Growth Fund's performance figures are historical, and they reflect changes in net asset value and the reinvestment of distributions.
o Had fees and expenses not been waived during the fiscal year, returns would have been lower.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C shares performance reflect the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B and Class C shares will differ from that of Class A shares due to differences in sales-charge structure and expenses.
o The fund's average annual total returns (including sales charges) for the period ended 9/30/99 (the most recent calendar quarter-end), were as follows: Class A shares, one year, 45.17%; inception (11/3/97), -0.27%. Class B shares, one year, 47.32%; inception (11/3/97), -0.14%. Class C shares, one year, 51.25%; inception (11/3/97), 1.84%.
o During the fiscal year ended 10/31/99, Class A Shares paid distributions of $0.04 per share, and Class B and C shares paid distributions of $0.0095 per share.
o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.
o The fund participates in the initial public offering (IPO) market, and a significant portion of the fund's returns are attributable to its investment in IPOs, which have a magnified impact due to the fund's relatively small asset base. There is no guarantee that as the fund's assets grow, it will continue to experience substantially similar performance by investing in IPOs.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged MSCI All Country Asia Free ex-Japan Index is a group of securities from all developed and emerging markets in Asia (except Japan's) tracked by Morgan Stanley Capital International. A "free" index includes only securities available to non-domestic investors.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                  YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

  EFFECTIVE MARCH 1, 2000, AIM ASIAN GROWTH FUND'S INVESTMENT STRATEGY WILL BE
    AMENDED TO REQUIRE THE FUND TO INVEST 65%, INSTEAD OF 80%, IN STOCKS OF ASIAN COUNTRIES (EXCEPT JAPAN). THIS CHANGE WILL ALLOW MANAGERS GREATER
                       FLEXIBILITY IN MANAGING THE FUND.

                              AIM ASIAN GROWTH FUND

                        ANNUAL REPORT / CHAIRMAN'S LETTER


                    Dear Fellow Shareholder:

                    The fiscal year discussed in this report reconfirmed our
     [PHOTO OF      faith in two long-established principles of investing:
    Charles T.      portfolio diversification and long-term thinking. We could
      Bauer,        title this report "What a Difference a Year Makes."
   Chairman of          An investor surveying conditions when the fiscal year
   the Board of     opened on October 31, 1998, saw a market dominated by
     THE FUND       large-capitalization stocks and high-quality bonds,
   APPEARS HERE]    especially U.S. Treasuries. Ten months into 1998, two
                    well-known indexes of large-capitalization U.S. company stocks, the S&P 500 and the Dow Jones Industrial Average, were up by double digits, but the smaller-company stocks in the Russell 2000 had lost 12.80%. Overseas, many markets were languishing, especially in Asia, where many financial difficulties originated in 1997.
                        In bond markets also, name-brand quality was the place
                    to be. The Lehman Corporate/Government Bond Index, which
follows intermediate and long-term government and investment-grade debt, was up 8.56%, while the Lehman High Yield Index, which tracks riskier "junk bonds," had dropped 2.30%.
    It would be easy for an investor to conclude that blue chips, whether equity or fixed-income, were the only place to be. That investor, of course, would be wrong.

MARKETS TURN
While large-capitalization stocks continue to do very well, during 1999 markets broadened considerably, with many investment sectors performing a complete turnaround. Year to date by October 31, 1999, the small-cap stocks in the Russell 2000 were back in positive territory, and the many Asian markets had staged a comeback. The same holds true for bonds. The higher-quality Lehman index is down 1.49% year to date through October 31, 1999, while high-yield bonds have moved into positive returns.
    The point, at the risk of sounding repetitive to those of you who have invested with us for a long time, is that this is why diversification is a fundamental investing principle. Market sectors and asset classes go in and out of favor, but over the long run--and the long run is several years--the markets' overall trend has been upward. Selecting an asset class or a market sector on the basis of a short-term snapshot of conditions is usually unwise, as is concentrating your portfolio in one asset class. Staying fully invested in a diversified portfolio remains a compelling strategy and one of your best prospects for long-term gain.

LOOKING AHEAD
As we look about at the close of this fiscal year, we are encouraged by signs of economic health in Europe and Asia, not to mention the prolonged U.S. economic expansion. However, we are aware of how easily an investor could have been misled by conditions just 12 months ago. For our shareholders, we therefore reiterate our commitment to investing through a financial advisor. In addition to helping you select investments appropriate to your time horizon and risk tolerance, a financial advisor can keep you informed about how changing market conditions affect you and your portfolio and can help assure that when you do alter your investments, there's a logical reason for doing so. AIM believes every investor should be guided by a financial professional.

FUND MANAGERS COMMENT
In the pages that follow, your fund's portfolio managers discuss how they managed your fund during the year ended October 31, 1999, how the markets behaved and what they foresee for the near future. We trust you will find their discussion informative. If you have any questions or comments, we invite you to contact us, either at our Web site, aimfunds.com, or through our Client Services department at 800-959-4246. Information about your account is also available through our automated AIM Investor Line, 800-246-5463.
    Thank you for your continued participation in The AIM Family of Funds --Registered Trademark--.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman, A I M Advisors, Inc.

                     -------------------------------------

                                  STAYING FULLY

                            INVESTED IN A DIVERSIFIED

                                PORTFOLIO REMAINS

                              A COMPELLING STRATEGY

                                 AND ONE OF YOUR

                               BEST PROSPECTS FOR

                                 LONG-TERM GAIN.

                     -------------------------------------


                              AIM ASIAN GROWTH FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW

FUND FEASTS ON ASIAN RECOVERY

THIS YEAR, ASIAN MARKETS HAVE BOUNCED BACK IMPRESSIVELY FROM THEIR 1997-1998 CRISIS. HOW HAS THE FUND RESPONDED?
What a difference a year makes. After weathering last year's dramatic Asian crisis, the fund roared back to life. Average annual returns at net asset value (without sales charges) for the fiscal year ended October 31, 1999, were impressive, totaling 40.79% for Class A shares, 39.76% for Class B shares and 39.86% for Class C shares. By comparison, the fund's benchmark--the MSCI All Country Asia Free ex-Japan Index--posted a return of 53.45% for the same period.
    The fund's performance helped attract significant investor attention over the 12-month period as net assets increased almost fourfold to $42.5 million.

WHAT'S DRIVING ASIA'S RECOVERY?
Performance during the first half of 1999 was largely driven by improvements at the macro level, including emergence from a recession, stable currencies, benign inflation, improving trade balances and--perhaps most importantly--declining interest rates.
    When the crisis hit, interest rates shot up and remained at high levels, choking off economic growth while at the same time stabilizing economies and currencies. Once economies stabilized, banks were able to lower rates. Since then, we've seen a strong correlation between declining interest rates and market performance.
    Restructuring has also played a major role in the Asian recovery. Countries that have focused most on cleaning up their banking systems and stabilizing their currencies have outperformed this year, including Singapore, Taiwan and South Korea.
    Trends like these are bringing foreign investors back into the region and are beginning to build confidence among consumers within the region as well.

DO YOU THINK THE RECOVERY IS SUSTAINABLE?
We feel confident that the recovery we've seen so far in 1999 will persist because the region is back in a growth environment. We're not blindly optimistic, but many of the countries are taking the steps necessary to further their recoveries, and that's being reflected in such indicators as corporate earnings expectations. Recent analysts' earnings revisions have turned net positive, meaning more upgrades than downgrades. Another positive sign is that almost every economy in Asia is expected to post positive economic growth in 1999, as measured by gross domestic product (GDP).
    We think the past quarter marked a defining period for these markets going forward. As mentioned before, the first-half performance was driven by macro-level improvements, which benefited every economy in the region. Third-quarter weakness indicates these factors have largely played themselves out. We believe the focus now will shift to earnings growth and sustainability of the restructuring efforts that began in response to last year's financial crisis.

OTHER THAN THE OBVIOUS RECOVERY, TO WHAT DO YOU ATTRIBUTE THE FUND'S STRONG PERFORMANCE THIS YEAR?
Because we use a bottom-up selection process and because the fund is fairly small, we've been able to be nimble and invest our way around the crisis. For example, early on in the crisis we favored the more developed countries, including Hong Kong, Australia and Singapore, and maintained low weightings in Thailand and South Korea because they were probably the two most troubled economies in the region. But now South Korea has one of the largest weightings in the fund because we're finding a number of terrific earnings-momentum stories there as companies restructure and reduce their debt levels.

HAVE THERE BEEN ANY DISAPPOINTMENTS?
Almost without exception, the first-half rally in Asian stock markets peaked in early July--the same time regional interest rates reached a trough. As rates appeared to bottom out, Asian markets outside of Japan dipped in September--some as much as 15%--eroding some of the fund's gains from earlier in the year.
    In the third quarter, the fund slightly underperformed its peer group due to a low weighting in India, which posted a surprisingly strong return for the quarter, and an overweight position in the Philippines. We've divested some holdings there as a result of earnings disappointments and have increased our exposure to Australia and South Korea by adding some

================================================================================
ASIA'S POWERFUL PURCHASING POTENTIAL

A major element of Asia's economic potential is its people. Accounting for more than half the world's population, Asian consumers represent formidable purchasing power, which bears heavily on continued recovery in the region.

                                 [MAP]
            CHINA                                   NEW ZEALAND
            SOUTH KOREA                             AUSTRALIA
            HONG KONG                               SINGAPORE
            TAIWAN                                  INDONESIA
            VIETNAM                                 BANGLADESH
            PHILIPPINES                             THAILAND
            MALAYSIA                                SRI LANKA
                                                    INDIA
                                                    PAKISTAN
================================================================================

          See important fund and index disclosures inside front cover.

                              AIM ASIAN GROWTH FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW

companies with strong upward revision momentum, including Foster's Brewing and Samsung Electronics.

WHAT SECTORS DID YOU FIND MOST ATTRACTIVE?
With personal consumption in the region improving, the fund has increased its exposure to the Asian consumer in countries where spending is coming back--for example, mid-market clothing retailers in Hong Kong. Recovery in exports is also driving fund performance through holdings in port operators, cargo handlers and contract manufacturers.
    The financial sector's continuing consolidation has drawn our attention as well. For example, Development Bank of Singapore has made some judicious acquisitions. Hong Kong financial companies also look promising because of their moves to diversify their earnings base to include more non-interest income offerings--such as credit cards--to help reduce cyclical risk.

WHAT IS YOUR OUTLOOK FOR THE REGION?
Overall we're fairly positive on Asia right now. When you marry a strong, relatively long earnings cycle with improving economic growth and markets that are still reasonably valued, you have a good recipe for equity performance.
    For the moment, attractive market fundamentals are being overshadowed by several issues: investor concerns about demand in the United States--a major export destination for Asian-produced goods--U.S. interest rates and a nascent Japanese recovery. These issues are worthy of consideration since Asia's recovery is geared to global economic growth. However, it's important to remember that a major element of Asia's economic potential is its large population, and domestic personal consumption bears heavily on continued recovery. Asian consumers have enormous savings and once they begin to feel secure about their jobs, they will exert their buying power.

THE WAY TO AN INVESTOR'S HEART
Political and economic unrest in Indonesia--especially its former colony of East Timor--may have given some Asian investors financial heartburn. Fund managers agreed and largely steered clear of investing in a country they felt had done little to rectify its problems. However, using their bottom-up stock-selection approach, which relies on company-by-company analysis, fund managers did find at least one appetizing investment opportunity in Indonesia: the world's largest noodle-maker, Indofood. According to fund managers, "Whether you're in crisis or not, noodles are the staple of the Indonesian diet and the company continues to increase its sales every year."

PORTFOLIO COMPOSITION

As of 10/31/99, based on total net assets

===================================================================================================================================
TOP 10 EQUITY HOLDINGS                                TOP 10 INDUSTRIES                                TOP 10 COUNTRIES
-----------------------------------------------------------------------------------------------------------------------------------
  1. ERG Ltd. (Australia)                    3.01%     1. Electronics (Component Distribution) 5.91%    1. Hong Kong        26.33%
  2. Giordano International Ltd. (Hong Kong) 2.10      2. Banks (Major Regional)               5.29     2. Singapore        15.43
  3. Li & Fung Ltd. (Hong Kong)              1.97      3. Banks (Regional)                     4.92     3. Australia        13.85
  4. Kookmin Bank (South Korea)              1.91      4. Electrical Equipment                 4.76     4. South Korea      10.20
  5. Far Eastern Textile Ltd. (Taiwan)       1.87      5. Land Development                     4.72     5. Philippines       6.48
  6. Korea Telecom Corp.-ADR (South Korea)   1.82      6. Telephone                            4.58     6. Taiwan            6.16
  7. Esprit Asia Holdings Ltd. (Hong Kong)   1.81      7. Telecommunications (Cellular/                 7. Thailand          4.47
  8. Hon Hai Precision Industry Co. Ltd.                  Wireless)                            3.43     8. India             3.76
     (Taiwan)                                1.80      8. Beverages (Alcoholic)                3.31     9. Indonesia         2.42
  9. Videsh Sanchar Nigam Ltd. - GDR (India) 1.79      9. Broadcasting (Television, Radio &            10. New Zealand       1.21
 10. Samsung Electronics (South Korea)       1.77         Cable)                               3.27
                                                      10. Computers (Software and Services)    2.78

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.
===================================================================================================================================

          See important fund and index disclosures inside front cover.

                              AIM ASIAN GROWTH FUND

                       ANNUAL REPORT / PERFORMANCE HISTORY


YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
AIM ASIAN GROWTH FUND VS. BENCHMARK INDEX

11/3/97-10/31/99

in thousands

================================================================================
         MSCI All Country  AIM Asian Growth  AIM Asian Growth  AIM Asian Growth
             Asia Free      Fund, Class A     Fund, Class B     Fund, Class C
          ex-Japan Index       Shares            Shares            Shares
--------------------------------------------------------------------------------
11/3/97      10,000             9,432           10,000            10,000
1/31/98       8,811             7,836            8,280             8,290
4/30/98       9,367             8,715            9,200             9,200
7/31/98       7,421             6,682            7,040             7,030
10/31/98      8,110             7,268            7,630             7,610
1/31/99       8,905             7,307            7,670             7,640
4/30/99      11,029             9,140            9,582             9,552
7/31/99      11,713            10,461           10,934            10,914
10/31/99     11,340            10,233           10,263            10,643

Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.
================================================================================

ABOUT THIS CHART
This chart compares your fund's shares to a benchmark index. It is intended to give you a general idea of how your fund performed compared to this benchmark over the period 11/3/97- 10/31/99. (Please note that the index's performance figures are for the period (10/31/97- 10/31/99.) It is important to understand the differences between your fund and the index. An index measures performance of a hypothetical portfolio. A market index such as the MSCI All Country Asia Free ex-Japan Index is not managed, incurring no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return.

AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/99, including sales charges

================================================================================
CLASS A SHARES
--------------------------------------------------------------------------------
Inception (11/3/97)              1.16%
  1 year                        33.00

CLASS B SHARES
--------------------------------------------------------------------------------
Inception (11/3/97)              1.31%
  1 year                        34.76

CLASS C SHARES
--------------------------------------------------------------------------------
Inception (11/3/97)              3.18%
  1 year                        38.86
================================================================================

Your fund's total return includes sales charges, expenses and management fees. For fund performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover.
     MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN.

                              AIM ASIAN GROWTH FUND

SCHEDULE OF INVESTMENTS

October 31, 1999

                                                     MARKET
                                        SHARES        VALUE
FOREIGN STOCKS & OTHER EQUITY
INTERESTS-90.31%
AUSTRALIA-13.85%
Austar United Communications Ltd.
  (Broadcasting-Television, Radio &
  Cable)(a)                               51,700   $   168,195
--------------------------------------------------------------
Brambles Industries Ltd. (Air
  Freight)                                25,800       725,790
--------------------------------------------------------------
BRL Hardy Ltd. (Beverages-Alcoholic)     167,000       729,726
--------------------------------------------------------------
Computershare Ltd.
  (Computers-Software & Services)        196,800       715,571
--------------------------------------------------------------
ERG Ltd. (Electrical Equipment)          325,000     1,281,222
--------------------------------------------------------------
Foster's Brewing Group Ltd.
  (Beverages-Alcoholic)                  255,000       677,986
--------------------------------------------------------------
James Hardie Industries Ltd.
  (Building Materials)                   212,000       513,892
--------------------------------------------------------------
TABCORP Holdings Ltd. (Leisure Time
  Products)                               87,058       552,011
--------------------------------------------------------------
Telstra Corp. Ltd. (Telephone)           162,700       522,045
--------------------------------------------------------------
                                                     5,886,438
--------------------------------------------------------------
HONG KONG-26.33%
ASM Pacific Technology Ltd.
  (Machinery-Diversified)                600,000       706,737
--------------------------------------------------------------
China Telecom Ltd.
  (Telecommunications-
  Cellular/Wireless)(a)                  204,000       697,236
--------------------------------------------------------------
Cosco Pacific Ltd.
  (Financial-Diversified)                630,000       446,055
--------------------------------------------------------------
Dah Sing Financial Group
  (Banks-Regional)                       182,800       729,496
--------------------------------------------------------------
Dao Heng Bank Group Ltd.
  (Banks-Regional)                       148,500       674,817
--------------------------------------------------------------
Esprit Asia Holdings Ltd.
  (Retail-Stores)                        820,000       770,587
--------------------------------------------------------------
Giordano International Ltd.
  (Retail-Specialty-Apparel)             839,500       891,579
--------------------------------------------------------------
Guangdong Kelon Electrical Holdings
  Co. Ltd. (Household Furniture &
  Appliances)                            446,000       396,159
--------------------------------------------------------------
HKR International Ltd. (Land
  Development)                           516,600       392,366
--------------------------------------------------------------
Hutchison Whampoa Ltd. (Retail-Food
  Chains)                                 74,000       743,039
--------------------------------------------------------------
Johnson Electric Holdings Ltd.
  (Electrical Equipment)                 137,000       740,722
--------------------------------------------------------------
Kerry Properties Ltd. (Land
  Development)                           441,000       437,134
--------------------------------------------------------------
Li & Fung Ltd. (Distributors-Food &
  Health)                                482,000       837,657
--------------------------------------------------------------
Shenzhen Expressway Co. Ltd.
  (Services-Commercial & Consumer)     2,402,000       358,687
--------------------------------------------------------------
Shui On Construction and Materials
  Ltd. (Construction-Cement &
  Aggregates)                            486,000       675,686
--------------------------------------------------------------
Television Broadcasts Ltd.
  (Broadcasting-Television, Radio &
  Cable)                                 133,000       710,534
--------------------------------------------------------------
Wing Hang Bank Ltd. (Banks-Major
  Regional)                              190,500       621,667
--------------------------------------------------------------
Zhejiang Expressway Co. Ltd.
  (Services-Commercial & Consumer)     2,356,000       357,884
--------------------------------------------------------------
                                                    11,188,042
--------------------------------------------------------------
INDIA-3.76%
ITC Ltd. (Tobacco)                        19,600       371,420
--------------------------------------------------------------

                                                     MARKET
                                        SHARES        VALUE
INDIA-(CONTINUED)
Satyam Infoway Ltd.-ADR
  (Computers-Software & Services)(a)      12,000   $   465,000
--------------------------------------------------------------
Videsh Sanchar Nigam Ltd.-GDR
  (Telecommunications-Cellular/Wireless)     47,600     760,410
--------------------------------------------------------------
                                                     1,596,830
--------------------------------------------------------------
INDONESIA-2.42%
Gulf Indonesia Resources Ltd.
  (Oil-International Integrated)(a)       49,700       394,494
--------------------------------------------------------------
PT Indofood Sukses Makmur Tbk
  (Foods)(a)                             536,000       633,348
--------------------------------------------------------------
                                                     1,027,842
--------------------------------------------------------------
NEW ZEALAND-1.21%
Sky Network Television Ltd.
  (Broadcasting-Television, Radio,
  Cable)(a)                              283,000       430,698
--------------------------------------------------------------
Sky Network Television Ltd.-ADR
  (Broadcasting-Television, Radio &
  Cable)(a)                                5,400        81,675
--------------------------------------------------------------
                                                       512,373
--------------------------------------------------------------
PHILIPPINES-6.48%
Bank of the Philippine Islands
  (Banks-Major Regional)                 209,110       552,760
--------------------------------------------------------------
Equitable PCI Bank (Banks-Major
  Regional)                              131,350       232,565
--------------------------------------------------------------
International Container Terminal
  Services, Inc. (Air Freight)(a)      2,873,000       275,837
--------------------------------------------------------------
Jollibee Foods Corp. (Restaurants),
  Wts., expiring 03/24/03(b)           1,605,000       610,380
--------------------------------------------------------------
Manila Electric Co. (Electric Power)     181,300       497,332
--------------------------------------------------------------
SM Prime Holdings, Inc. (Land
  Development)                         3,304,900       585,157
--------------------------------------------------------------
                                                     2,754,031
--------------------------------------------------------------
SINGAPORE-15.43%
Allgreen Properties Ltd.
  (Homebuilding)(a)                      690,000       585,133
--------------------------------------------------------------
Datacraft Asia Ltd. (Communications
  Equipment)                             155,600       715,760
--------------------------------------------------------------
DBS Group Holdings Ltd. (Banks-Money
  Center)                                 63,127       713,771
--------------------------------------------------------------
Keppel Corp. Ltd. (Engineering &
  Construction)                          231,000       627,967
--------------------------------------------------------------
Keppel Land Ltd. (Land Development)      419,000       592,199
--------------------------------------------------------------
Natsteel Electronics Ltd.
  (Computers-Hardware)                   105,500       412,432
--------------------------------------------------------------
NatSteel Ltd. (Iron & Steel)             396,000       662,104
--------------------------------------------------------------
OMNI Industries Ltd.
  (Electronics-Component Distributors)   625,000       593,913
--------------------------------------------------------------
Singapore Airlines Ltd. (Airlines)        57,000       603,356
--------------------------------------------------------------
Singapore Press Holdings Ltd.
  (Publishing-Newspapers)                 38,000       651,350
--------------------------------------------------------------
Venture Manufacturing Ltd.
  (Electronics-Component Distributors)    45,000       400,553
--------------------------------------------------------------
                                                     6,558,538
--------------------------------------------------------------

                                                     MARKET
                                        SHARES        VALUE
SOUTH KOREA-10.20%
Kookmin Bank (Banks-Major Regional)       52,000   $   810,671
--------------------------------------------------------------
Kookmin Bank (Banks-Major Regional),
  Rts., expiring 11/04/99                  5,223        31,787
--------------------------------------------------------------
Korea Electric Power Corp.-ADR
  (Electric Companies)                    37,400       589,050
--------------------------------------------------------------
Korea Telecom Corp.-ADR
  (Telephone)(a)                          21,904       772,116
--------------------------------------------------------------
L.G. Chemical Ltd.
  (Chemicals-Specialty)                   23,800       720,250
--------------------------------------------------------------
Pohang Iron & Steel Co. Ltd.-ADR
  (Iron & Steel)                          19,800       660,825
--------------------------------------------------------------
Samsung Electronics
  (Electronics-Component
  Distributors)                            4,500       750,313
--------------------------------------------------------------
                                                     4,335,012
--------------------------------------------------------------
TAIWAN-6.16%
Compal Electronics, Inc.
  (Computers-Hardware)                   193,550       649,845
--------------------------------------------------------------
Far Eastern Textile Ltd.
  (Chemicals-Diversified)                581,010       794,951
--------------------------------------------------------------
Hon Hai Precision Industry Co. Ltd.
  (Electronics-Component
  Distributors)(a)                       112,000       766,204
--------------------------------------------------------------
Ritek Inc. (Consumer-Jewelry,
  Novelties & Gifts)(a)                   62,000       406,557
--------------------------------------------------------------
                                                     2,617,557
--------------------------------------------------------------

                                                     MARKET
                                        SHARES        VALUE
THAILAND-4.47%
Advanced Info Service Public Co.
  Ltd. (Telephone)(a)                     56,000   $   652,765
--------------------------------------------------------------
PTT Exploration and Production
  Public Co. Ltd. (Oil &
  Gas-Exploration & Production)           77,000       562,466
--------------------------------------------------------------
Siam Commercial Bank PLC, 5.25% Pfd.
  (Banks-Regional)(a)                    605,000       685,630
--------------------------------------------------------------
                                                     1,900,861
--------------------------------------------------------------
    Total Foreign Stocks & Other
      Equity Interests (Cost
      $31,193,627)                                  38,377,524
--------------------------------------------------------------
MONEY MARKET FUNDS-7.33%
STIC Liquid Assets Portfolio(c)        1,557,615     1,557,615
--------------------------------------------------------------
STIC Prime Portfolio(c)                1,557,615     1,557,615
--------------------------------------------------------------
    Total Money Market Funds (Cost
      $3,115,230)                                    3,115,230
--------------------------------------------------------------
TOTAL INVESTMENTS-97.64%                            41,492,754
--------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-2.36%                  1,004,345
--------------------------------------------------------------
NET ASSETS-100.00%                                 $42,497,099
--------------------------------------------------------------

Investment Abbreviations:

ADR - American Depositary Receipt
GDR - Global Depositary Receipt
Pfd.  - Preferred
Rts.  - Rights
Wts.  - Warrants

Notes to Schedule of Investments:

(a)Non-income producing security.
(b)Non-income producing security acquired as part of a unit with or in exchange for other securities.
(c)The security shares the same investment advisor as the Fund.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 1999

ASSETS:
Investments, at market value (cost
$34,308,857)                                    $41,492,754
-----------------------------------------------------------
Foreign currencies, at value (cost $1,066,940)    1,062,360
-----------------------------------------------------------
Receivables for:
  Investments sold                                  451,237
-----------------------------------------------------------
  Capital stock sold                                434,594
-----------------------------------------------------------
  Dividends and interest                             10,643
-----------------------------------------------------------
Investment for deferred compensation plan             7,658
-----------------------------------------------------------
Other assets                                         26,195
-----------------------------------------------------------
    Total assets                                 43,485,441
-----------------------------------------------------------
LIABILITIES:
Payables for:
  Investments purchased                             754,485
-----------------------------------------------------------
  Capital stock reacquired                          101,659
-----------------------------------------------------------
  Deferred compensation                               7,658
-----------------------------------------------------------
Accrued advisory fees                                48,172
-----------------------------------------------------------
Accrued administrative services fees                  4,247
-----------------------------------------------------------
Accrued directors' fees                                 716
-----------------------------------------------------------
Accrued distribution fees                            22,071
-----------------------------------------------------------
Accrued transfer agent fees                          15,101
-----------------------------------------------------------
Accrued operating expenses                           34,233
-----------------------------------------------------------
    Total liabilities                               988,342
-----------------------------------------------------------
Net assets applicable to shares outstanding     $42,497,099
-----------------------------------------------------------
NET ASSETS:
Class A                                         $25,419,567
-----------------------------------------------------------
Class B                                         $12,069,543
-----------------------------------------------------------
Class C                                         $ 5,007,989
-----------------------------------------------------------
CAPITAL STOCK, $0.001 PAR VALUE PER SHARE:
Class A:
  Authorized                                    200,000,000
-----------------------------------------------------------
  Outstanding                                     2,361,340
-----------------------------------------------------------
Class B:
  Authorized                                    200,000,000
-----------------------------------------------------------
  Outstanding                                     1,133,253
-----------------------------------------------------------
Class C:
  Authorized                                    200,000,000
-----------------------------------------------------------
  Outstanding                                       471,104
-----------------------------------------------------------
Class A:
  Net asset value and redemption price per
  share                                         $     10.76
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $10.76
    divided by 94.50%)                          $     11.39
-----------------------------------------------------------
Class B:
  Net asset value and offering price per share  $     10.65
-----------------------------------------------------------
Class C:
  Net asset value and offering price per share  $     10.63
-----------------------------------------------------------

STATEMENT OF OPERATIONS

For the year ended October 31, 1999

INVESTMENT INCOME:
Dividends (net of $99,541 foreign withholding
  tax)                                           $  302,917
-----------------------------------------------------------
Interest                                             65,008
-----------------------------------------------------------
    Total investment income                         367,925
-----------------------------------------------------------
EXPENSES:
Advisory fees                                       246,413
-----------------------------------------------------------
Administrative services fees                         74,007
-----------------------------------------------------------
Custodian fees                                       62,478
-----------------------------------------------------------
Directors' fees                                       7,780
-----------------------------------------------------------
Distribution fees-Class A                            61,006
-----------------------------------------------------------
Distribution fees-Class B                            64,087
-----------------------------------------------------------
Distribution fees-Class C                            20,619
-----------------------------------------------------------
Transfer agent fees-Class A                          61,457
-----------------------------------------------------------
Transfer agent fees-Class B                          36,637
-----------------------------------------------------------
Transfer agent fees-Class C                          11,787
-----------------------------------------------------------
Registration and filing fees                         61,091
-----------------------------------------------------------
Other                                                71,023
-----------------------------------------------------------
    Total expenses                                  778,385
-----------------------------------------------------------
Less: Fees waived and reimbursed by advisor        (207,130)
-----------------------------------------------------------
   Expenses paid indirectly                            (853)
-----------------------------------------------------------
Net expenses                                        570,402
-----------------------------------------------------------
Net investment income (loss)                       (202,477)
-----------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                             935,968
-----------------------------------------------------------
  Foreign currencies                                 (9,786)
-----------------------------------------------------------
                                                    926,182
-----------------------------------------------------------
Change in net unrealized appreciation of:
  Investment securities                           6,895,666
-----------------------------------------------------------
  Foreign currencies                                  1,173
-----------------------------------------------------------
                                                  6,896,839
-----------------------------------------------------------
    Net gain from investment securities and
      foreign currencies                          7,823,021
-----------------------------------------------------------
Net increase in net assets resulting from
  operations                                     $7,620,544
-----------------------------------------------------------

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the year ended October 31, 1999 and the period November 3, 1997 (date operations commenced) through October 31, 1998

                                                                 1999            1998
                                                              -----------     -----------
OPERATIONS:
  Net investment income (loss)                                $  (202,477)    $    30,244
-----------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
  foreign currencies                                              926,182      (1,687,076)
-----------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
  securities and foreign currencies                             6,896,839         288,673
-----------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from
     operations                                                 7,620,544      (1,368,159)
-----------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                         (43,024)             --
-----------------------------------------------------------------------------------------
  Class B                                                          (3,910)             --
-----------------------------------------------------------------------------------------
  Class C                                                            (898)             --
-----------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                      12,107,278       8,755,042
-----------------------------------------------------------------------------------------
  Class B                                                       7,604,535       3,340,169
-----------------------------------------------------------------------------------------
  Class C                                                       3,780,454         705,068
-----------------------------------------------------------------------------------------
    Net increase in net assets                                 31,064,979      11,432,120
-----------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period                                          11,432,120              --
-----------------------------------------------------------------------------------------
  End of period                                               $42,497,099     $11,432,120
-----------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
  Capital (par value and additional paid-in)                  $36,066,914     $12,781,818
-----------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                       (7,889)         45,035
-----------------------------------------------------------------------------------------
  Undistributed net realized (loss) from investment
    securities and foreign currencies                            (747,438)     (1,683,406)
-----------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currencies                                          7,185,512         288,673
-----------------------------------------------------------------------------------------
                                                              $42,497,099     $11,432,120
-----------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

October 31, 1999
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Asian Growth Fund (the "Fund") is a series portfolio of AIM International Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of six separate portfolios. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and options contracts generally will be valued 15 minutes after the close of trading of the New York Stock Exchange ("NYSE").
  Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The Fund may elect to use a portion of the proceeds of capital stock redemptions as distributions for Federal income tax purposes. Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date.
     On October 31, 1999, undistributed net investment income was increased by $197,385, undistributed net realized gains increased by $9,786 and paid-in capital decreased $207,171 as a result of differing book/tax treatment of foreign currency transactions and net operating loss reclassifications in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassification discussed above.
C. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $350,698 as of October 31, 1999 which may be carried forward to offset future taxable gains, if any, which expires, if not previously utilized, in the year 2006.
D. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
E. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
F. Expenses -- Distribution expenses and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.95% of the first $500 million of the Fund's average daily net assets, plus 0.90% of the Fund's average daily net assets in excess of $500 million. Under the terms of a sub-advisory agreement between AIM and INVESCO Global Asset Management Limited ("IGAM"), AIM pays IGAM a fee at an annual rate of 0.20% of the first $500 million of the Fund's average daily net assets, plus 0.175% of the Fund's average daily net assets in excess of $500 million. During the year ended October 31, 1999, AIM waived fees of $207,130.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. During the year ended October 31, 1999, AIM was paid $74,007 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 1999, AFS was paid $64,165 for such services.
  The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the year ended October 31, 1999, the Class A, Class B and Class C shares paid AIM Distributors $61,006, $64,087 and $20,619, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $43,007 from sales of the Class A shares of the Fund during the year ended October 31, 1999. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 1999, AIM Distributors received $240,319 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended October 31, 1999, the Fund paid legal fees of $3,540 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES
During the year ended October 31, 1999, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $339 and $514, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $853 during the year ended October 31, 1999.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 1999, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. Prior to May 28, 1999, the commitment fee rate was 0.05%. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 1999 was $53,369,215 and $31,161,990, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities as of October 31, 1999 is as follows:

Aggregate unrealized appreciation of
investment securities                        $  7,981,120
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                        (1,193,961)
---------------------------------------------------------
Net unrealized appreciation of investment
  securities                                 $  6,787,159
---------------------------------------------------------
Cost of investments for tax purposes is $34,705,595.

NOTE 7-CAPITAL STOCK

Changes in capital stock outstanding during the years ended October 31, 1999 and 1998 were as follows:

                                                                        1999                        1998
                                                              -------------------------   -------------------------
                                                                SHARES        AMOUNT        SHARES        AMOUNT
                                                              ----------   ------------   ----------   ------------
Sold:
  Class A                                                      7,418,728   $ 73,010,343    2,150,231   $ 17,226,640
-------------------------------------------------------------------------------------------------------------------
  Class B                                                      1,590,485     15,858,499      516,509      4,177,886
-------------------------------------------------------------------------------------------------------------------
  Class C                                                      1,155,486     11,034,900      268,694      2,084,897
-------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                          5,228         39,837           --             --
-------------------------------------------------------------------------------------------------------------------
  Class B                                                            494          3,756           --             --
-------------------------------------------------------------------------------------------------------------------
  Class C                                                            118            897           --             --
-------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                     (6,066,544)   (60,942,902)  (1,146,303)    (8,471,598)
-------------------------------------------------------------------------------------------------------------------
  Class B                                                       (854,740)    (8,257,720)    (119,495)      (837,717)
-------------------------------------------------------------------------------------------------------------------
  Class C                                                       (774,549)    (7,255,343)    (178,645)    (1,379,829)
-------------------------------------------------------------------------------------------------------------------
                                                               2,474,706   $ 23,492,267    1,490,991   $ 12,800,279
-------------------------------------------------------------------------------------------------------------------

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A, Class B and Class C capital stock outstanding for the year ended October 31, 1999 and the period November 3, 1997 (date operations commenced) through October 31, 1998.

                                                                    CLASS A                 CLASS B                 CLASS C
                                                            -------------------     -------------------     -------------------
                                                            1999(A)      1998       1999(A)      1998       1999(A)      1998
                                                            -------     -------     -------     -------     -------     -------
Net asset value, beginning of period                        $ 7.69      $ 10.00     $ 7.63      $ 10.00     $ 7.61      $ 10.00
----------------------------------------------------------  -------     -------     -------     -------     ------      -------
Income from investment operations:
  Net investment income (loss)                               (0.03)        0.05      (0.13)       (0.01)     (0.13)       (0.01)
----------------------------------------------------------  -------     -------     -------     -------     ------      -------
  Net gains (losses) on securities (both realized and
    unrealized)                                               3.14        (2.36)      3.16        (2.36)      3.16        (2.38)
----------------------------------------------------------  -------     -------     -------     -------     ------      -------
        Total from investment operations                      3.11        (2.31)      3.03        (2.37)      3.03        (2.39)
----------------------------------------------------------  -------     -------     -------     -------     ------      -------
Less distributions:
  Dividends from net investment income                       (0.04)          --      (0.01)          --      (0.01)          --
----------------------------------------------------------  -------     -------     -------     -------     ------      -------
Net asset value, end of period                              $10.76      $  7.69     $10.65      $  7.63     $10.63      $  7.61
----------------------------------------------------------  -------     -------     -------     -------     ------      -------
Total return(b)                                              40.66%      (23.10)%    39.76%      (23.70)%    39.86%      (23.90)%
----------------------------------------------------------  -------     -------     -------     -------     ------      -------
Ratios/supplemental data:
Net assets, end of period (000s omitted)                    $25,420     $ 7,716     $12,070     $ 3,030     $5,008      $   686
----------------------------------------------------------  -------     -------     -------     -------     ------      -------
Ratio of expenses to average net assets(c)                     1.92%(d)    1.92%(e)    2.79%(d)    2.80%(e)   2.79%(d)     2.80%(e)
----------------------------------------------------------  -------     -------     -------     -------     ------      -------
Ratio of net investment income (loss) to average net
  assets(f)                                                   (0.50)%(d)   0.70%(e)   (1.37)%(d)  (0.18)%(e) (1.37)%(d)   (0.18)%(e)
----------------------------------------------------------  -------     -------     -------     -------     ------      -------
Portfolio turnover rate                                         142%         79%        142%         79%       142%          79%
----------------------------------------------------------  -------     -------     -------     -------     ------      -------

(a) Calculated using average shares outstanding.
(b) Does not deduct sales charges and is not annualized for periods less than one year.
(c) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements were 2.72% and 4.88% (annualized) for Class A for 1999-1998, 3.59% (annualized) and 5.75% (annualized) for Class B for 1999-1998; and 3.59% (annualized) and 5.75% (annualized) for Class C for 1999-1998.
(d) Ratios are based on average net assets of $17,430,236, $6,408,688 and $2,061,860 for Class A, Class B and Class C, respectively.
(e) Annualized.
(f) After fee waivers and/or expense reimbursements. Ratios of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements were (1.30)% and (2.27)% (annualized) for Class A for 1999-1998, (2.17)% and (3.15)% (annualized) for Class B for 1999-1998,
     (2.17)% and (3.15)% (annualized) for Class C for 1999-1998.

                     INDEPENDENT AUDITORS' REPORT

                     The Board of Directors and Shareholders of
                     AIM International Funds, Inc.:

                     We have audited the accompanying statement of assets and liabilities of the AIM Asian Growth Fund (a portfolio of AIM International Funds, Inc.) including the schedule of investments, as of October 31, 1999, the related statement of operations for the year then ended, the statement of changes in net assets and financial highlights for the year then ended and the period November 3, 1997 (date operations commenced) through October 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                       We conducted our audits in accordance with generally
                     accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                       In our opinion, the financial statements and financial
                     highlights referred to above present fairly, in all material respects, the financial position of the AIM Asian Growth Fund as of October 31, 1999, the results of its operations for the year then ended, changes in its net assets and financial highlights for the year then ended and the period November 3, 1997 (date operations commenced) through October 31, 1998, in conformity with generally accepted accounting principles.

                     KPMG LLP

                     December 3, 1999
                     Houston, Texas

BOARD OF DIRECTORS                             OFFICERS                                 OFFICE OF THE FUND
Charles T. Bauer                               Charles T. Bauer                         11 Greenway Plaza
Chairman                                       Chairman                                 Suite 100
A I M Management Group Inc.                                                             Houston, TX 77046
                                               Robert H. Graham
Bruce L. Crockett                              President                                INVESTMENT ADVISOR
Director
ACE Limited;                                   Carol F. Relihan                         A I M Advisors, Inc.
Formerly Director, President, and              Senior Vice President and Secretary      11 Greenway Plaza
Chief Executive Officer                                                                 Suite 100
COMSAT Corporation                             Gary T. Crum                             Houston, TX 77046
                                               Senior Vice President
Owen Daly II                                                                            SUB-ADVISOR
Director                                       Dana R. Sutton
Cortland Trust Inc.                            Vice President and Treasurer             INVESCO Global Asset Management Limited
                                                                                        Cedar House
Edward K. Dunn Jr.                             Robert G. Alley                          41 Cedar Avenue
Chairman, Mercantile Mortgage Corp.;           Vice President                           Hamilton, HM12 Bermuda
Formerly Vice Chairman and President,
Mercantile-Safe Deposit & Trust Co.; and       Melville B. Cox                          TRANSFER AGENT
President, Mercantile Bankshares               Vice President
                                                                                        A I M Fund Services, Inc.
Jack Fields                                    Edgar M. Larsen                          P.O. Box 4739
Chief Executive Officer                        Vice President                           Houston, TX 77210-4739
Texana Global, Inc.;
Formerly Member                                Mary J. Benson                           CUSTODIAN
of the U.S. House of Representatives           Assistant Vice President and
                                               Assistant Treasurer                      State Street Bank and Trust Company
Carl Frischling                                                                         225 Franklin Street
Partner                                        Sheri Morris                             Boston MA 02110
Kramer, Levin, Naftalis & Frankel LLP          Assistant Vice President and
                                               Assistant Treasurer                      COUNSEL TO THE FUND
Robert H. Graham
President and Chief Executive Officer          Renee A. Friedli                         Ballard Spahr
A I M Management Group Inc.                    Assistant Secretary                      Andrews & Ingersoll, LLP
                                                                                        1735 Market Street
Prema Mathai-Davis                             P. Michelle Grace                        Philadelphia, PA 19103
Chief Executive Officer, YWCA of the U.S.A.;   Assistant Secretary
Commissioner, New York City Dept. for the                                               COUNSEL TO THE DIRECTORS
Aging; and member of the Board of Directors,   Nancy L. Martin
Metropolitan Transportation Authority of       Assistant Secretary                      Kramer, Levin, Naftalis & Frankel LLP
New York State                                                                          919 Third Avenue
                                               Ofelia M. Mayo                           New York, NY 10022
Lewis F. Pennock                               Assistant Secretary
Attorney                                                                                DISTRIBUTOR
                                               Lisa A. Moss
Louis S. Sklar                                 Assistant Secretary                      A I M Distributors, Inc.
Executive Vice President                                                                11 Greenway Plaza
Hines Interests                                Kathleen J. Pflueger                     Suite 100
Limited Partnership                            Assistant Secretary                      Houston, TX 77046

                                               Samuel D. Sirko                          AUDITORS
                                               Assistant Secretary
                                                                                        KPMG LLP
                                               Stephen I. Winer                         700 Louisiana
                                               Assistant Secretary                      Houston, TX 77002

REQUIRED FEDERAL INCOME TAX INFORMATION

AIM Asian Growth Fund paid ordinary dividends in the amount of $0.0400 per share to Class A shareholders and $0.0095 to Class B and Class C shareholders during the Fund's tax year ended October 31, 1999. Of these amounts, 0% is eligible for the dividends received deduction for corporations.

THE AIM FAMILY OF FUNDS--Registered Trademark--

GROWTH FUNDS                               MONEY MARKET FUNDS                         A I M Management Group Inc. has provided
AIM Aggressive Growth Fund(1)              AIM Money Market Fund                      leadership in the mutual fund industry
AIM Blue Chip Fund                         AIM Tax-Exempt Cash Fund                   since 1976 and managed approximately
AIM Capital Development Fund                                                          $120 billion in assets for more than 6.4
AIM Constellation Fund                     INTERNATIONAL GROWTH FUNDS                 million shareholders, including
AIM Dent Demographic Trends Fund           AIM Advisor International Value Fund       individual investors, corporate clients
AIM Large Cap Growth Fund                  AIM Asian Growth Fund                      and financial institutions, as of
AIM Mid Cap Equity Fund                    AIM Developing Markets Fund                September 30, 1999.
AIM Mid Cap Growth Fund                    AIM Euroland Growth Fund(4)                    The AIM Family of Funds--Registered
AIM Mid Cap Opportunities Fund             AIM European Development Fund              Trademark-- is distributed nationwide,
AIM Select Growth Fund                     AIM International Equity Fund              and AIM today is the 10th-largest mutual
AIM Small Cap Growth Fund(2)               AIM Japan Growth Fund                      fund complex in the United States in
AIM Small Cap Opportunities Fund(3)        AIM Latin American Growth Fund             assets under management, according to
AIM Value Fund                             AIM New Pacific Growth Fund                Strategic Insight, an independent mutual
AIM Weingarten Fund                                                                   fund monitor.
                                           GLOBAL GROWTH FUNDS
GROWTH & INCOME FUNDS                      AIM Global Aggressive Growth Fund
AIM Advisor Flex Fund                      AIM Global Growth Fund
AIM Advisor Large Cap Value Fund
AIM Advisor Real Estate Fund               GLOBAL GROWTH & INCOME FUNDS
AIM Balanced Fund                          AIM Global Growth & Income Fund
AIM Basic Value Fund                       AIM Global Utilities Fund
AIM Charter Fund
                                           GLOBAL INCOME FUNDS
INCOME FUNDS                               AIM Emerging Markets Debt Fund
AIM Floating Rate Fund                     AIM Global Government Income Fund
AIM High Yield Fund                        AIM Global Income Fund
AIM High Yield Fund II                     AIM Strategic Income Fund
AIM Income Fund
AIM Intermediate Government Fund           THEME FUNDS
AIM Limited Maturity Treasury Fund         AIM Global Consumer Products and Services Fund
                                           AIM Global Financial Services Fund
TAX-FREE INCOME FUNDS                      AIM Global Health Care Fund
AIM High Income Municipal Fund             AIM Global Infrastructure Fund
AIM Municipal Bond Fund                    AIM Global Resources Fund
AIM Tax-Exempt Bond Fund of Connecticut    AIM Global Telecommunications and Technology Fund(5)
AIM Tax-Free Intermediate Fund             AIM Global Trends Fund(6)

(1)AIM Aggressive Growth Fund reopened to new investors on November 16, 1998.
(2)AIM Small Cap Growth Fund closed to new investors on November 8, 1999. (3)AIM Small Cap Opportunities Fund closed to new investors on November 4, 1999. (4)On September 1, 1999, AIM Europe Growth Fund was renamed AIM Euroland Growth Fund. Previously the fund invested in all size companies in most areas of Europe. The fund now seeks to invest at least 65%of its assets in large-cap companies within countries using the euro as their currency (EMU-member countries). (5)On June 1, 1999, AIM Global Telecommunications Fund was renamed AIM Global Telecommunications and Technology Fund. (6)Effective August 27, 1999, AIM Global Trends Fund was restructured to operate as a traditional mutual fund. Before that date, the fund operated as a fund of funds. For more complete information about any AIM fund(s), including sales charges and expenses, ask your financial advisor or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money. If used as sales material after January 20, 2000, this report must be accompanied by a current Quarterly Review of Performance for AIM Funds.

                                                         [AIM LOGO APPEARS HERE]

                                                          INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

AIM Distributors, Inc.                                                  AAG-AR-1